UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 12, 2008
Date of Report (Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact name of registrant as specified in its charter)

British Columbia	001-33894	98-0459178
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Unit 1 – 15782 Marine Drive
White Rock, British Columbia, Canada	V4B 1E6
(Address of principal executive offices)	(Zip Code)

(604) 536-2711
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sale of Equity Securities

The Company has closed its brokered and non-brokered private placement announced on May 16, 2008 and has issued 1,421,500 common shares at a price of Cdn.$2.00 per common share for gross proceeds of Cdn.$2,843,000.  The Company paid a 5% commission on a portion of the financing.

Barrick Gold Corporation purchased 1,000,000 common shares of the placement increasing its holdings in the Company to 10.7%.  Funding provided by Barrick will be directed to drilling at the Spring Valley Project, Nevada.

After this offering, the Company has approximately $5.7 million in cash and will continue its drill program at Spring Valley.  The Company’s pending acquisition of the Golden Eagle property in Washington announced on May 30, 2008 will hopefully close by the end of August.

Certain of the common shares were placed within the United States pursuant to exemptions from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D of the Securities Act on the basis that each holder or beneficial holder is an “accredited investor”, as defined under Rule 501(a) of Regulation D of the U.S. Securities Act.  Certain other common shares were placed outside the United States pursuant to the exclusion from the registration requirements of the Securities Act under Rule 903 of Regulation S of the Securities Act on the basis that the sale of the common shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S.  In determining the availability of these exemptions, the Company relied on representations made by the investors in the subscription agreements pursuant to which the common shares were purchased.

Item 7.01. Regulation FD Disclosure.

On June 12, 2008, Midway Gold Corp. issued a press release announcing the closing of its private placement.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

The following Exhibits relating to Item 7.01 are intended to be furnished to , not filed with, the SEC pursuant to Regulation FD.

(99.1)  Press Release dated June 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: June 13, 2008	By:	/s/ “Doris Meyer”
Doris Meyer
Chief Financial Officer and Corporate Secretary